UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  February 2, 2015

WORLDS MALL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-196583	35-2508740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5841 East Charleston Blvd. #230

Las Vegas, NV 89123 (Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 738 6823

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 2, 2015, Worlds Mall, Inc. (the “Company”) changed its corporate telephone number to (702) 738 6823.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLDS MALL, INC.

Date: February 2, 2015	By: /s/ Thomas Wikstrom
Thomas Wikstrom
President and Treasurer